                              Goldman Sachs Funds



ASIA GROWTH FUND                      Annual Report    January 31, 1999

[ARTWORK]

                                      Long-term capital growth potential

                                      through a diversified portfolio of stocks

                                      related to Asia, excluding Japan.



                                                           [LOGO] Goldman Sachs

GOLDMAN SACHS ASIA GROWTH FUND

Market Overview

Dear Shareholder,

Throughout the period under review, Asia's markets demonstrated volatile performance, while events occurring within the region continued to impact the world.

 . Asian Market Performance Was Mixed -- In January and February, the region, led alternately by the Korean and ASEAN markets, staged a brief comeback. U.S. and European investors, believing that the Asian crisis was abating, showed renewed interest in the region. Investor optimism was short-lived, however, and Asian markets turned in mixed performance in the ensuing months. A weakening Japanese economy, political upheaval and rioting in Indonesia, and nuclear testing by India and Pakistan all contributed to generally poor market performance.

     September marked a dramatic upturn in sentiment towards the region. Market rallies were driven by a confluence of events, the most important of which were growing account surpluses, the stabilization and appreciation of Asian currencies led by a stronger Yen, a sharp drop in interest rates in several countries, and a "buying panic" by institutional investors who were very underweight Asia. The liquidity rallies lifted a wide range of stocks, without particular regard to company-specific considerations.

     As the period drew to a close, the upward momentum of Asia's markets came to a halt. Investors adopted a wait-and-see stance, choosing to await further confirmation of the Asian governments' commitment to financial and corporate restructuring and further interest rate cuts from the U.S. Federal Reserve Board.

 .  Market Outlook: Potential Exists for Corporate and Economic Recovery in
   Select Countries -- While Asia still presents significant risks, we believe that some key trends that emerged during 1998 will clear the way for corporate and economic recovery in selected countries over the year to come. For one, some governments have begun to deliver on their promises to sell off nationalized financial assets while others have begun to create the legislative framework for banking reform and corporate restructuring. In addition, Asian governments have implemented monetary and fiscal policies intended to increase the competitiveness of domestic businesses while allowing interest rates to fall.

     Macro risks going forward include a slowing of the U.S. and European economies and a possible renewed weakness in the yen. Nevertheless, we believe that investors will focus primarily on the timing of economic recoveries in Asian countries, as well as the companies which have the potential to deliver earnings growth in an economic upturn.

     We encourage you to maintain your diversified, long-term investment program and look forward to serving your investment needs in the years ahead.

   Sincerely,

   /s/ David B. Ford                              /s/ John P. McNulty

   David B. Ford                                  John P. McNulty
   Co-Head,                                       Co-Head,
   Goldman Sachs Asset Management                 Goldman Sachs Asset Management
   International                                  International

   February 28, 1999

 . NOT FDIC
  INSURED

 . May Lose Value

 . No Bank
  Guarantee

                                                  GOLDMAN SACHS ASIA GROWTH FUND

Fund Basics
as of January 31, 1999


Assets Under Management

   $69.3 Million

Number of Holdings

       68

  NASDAQ SYMBOLS

  Class A Shares

     GSAGX

  Class B Shares

     GSABX

  Class C Shares

     GSACX

Institutional Shares

     GSAIX

----------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
----------------------------------------------------------------------------------------------------
 January 31, 1998-January   Fund Total Return (without         MSCI AC Asia Free (Ex Japan)
         31,1999                 sales charge)/1/                      Index/2/
----------------------------------------------------------------------------------------------------
 Class A                             -7.04%                          -3.27%
 Class B                             -7.58%                          -3.27%
 Class C                             -7.36%                          -3.27%
 Institutional                       -6.28%                          -3.27%
----------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

/2/ The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free
    (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and the Philippines. Total returns are calculated without dividends reinvested. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------
TOTAL RETURN (WITH SALES CHARGE)
----------------------------------------------------------------------------------------------------
 For the period ended        Class A           Class B       Class C        Institutional
  12/31/98
----------------------------------------------------------------------------------------------------
 Last 6 Months/3/              8.13%             8.98%      13.00%/5/         14.64%/5/
 One Year/4/                 -19.94%           -19.93%     -16.84%/5/        -14.73%/5/
 Since Inception/4/          -12.21%           -25.86%     -38.72%/5/        -21.21%/5/
                            (7/8/94)          (5/1/96)      (8/15/97)          (2/2/96)
----------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $8.58 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

/5/ Cumulative or Average Annual Total Return as of 12/31/98.

----------------------------------------------------------------------------------------------------
TOP 10 COMPANY HOLDINGS AS OF 1/31/99
----------------------------------------------------------------------------------------------------
                              % of Total
Company Holding               Net Assets       Country       Line of Business
----------------------------------------------------------------------------------------------------
Hindustan Lever Ltd.             4.9%          India         Consumer Goods
Hutchinson Whampoa               4.0%          Hong Kong     Diversified
ITC Ltd.                         3.8%          India         Consumer Goods
Sun Hung Kai Properties Co.      2.8%          Hong Kong     Real Estate
China Telecom Ltd.               2.8%          Hong Kong     Telecommunications
Dao Heng Bank Group              2.8%          Hong Kong     Banking
Singapore Press Holdings Ltd.    2.5%          Singapore     Media
HKR International Ltd.           2.5%          Hong Kong     Real Estate
Cheung Kong Holdings Ltd.        2.5%          Hong Kong     Real Estate
United Overseas Bank             2.4%          Singapore     Banking

----------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. in their absence, performance would be reduced.

GOLDMAN SACHS ASIA GROWTH FUND

Performance Overview

Dear Shareholders:

We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the 12-month period ended January 31,1999.

  Performance Review

  Over the 12-month period covered by this report, the Fund's Class A, B, C and Institutional shares generated annual total returns, without sales charges, of -7.04%, -7.58%,-7.36% and -6.28%, respectively. Over the same time period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) AC Asia Free (Ex Japan) Index, generated an annualized total return of -3.27%.

    The Fund's underperformance arose from two main factors: (1) an underweight position in South Korea until the beginning of the fourth quarter of 1998, and
  (2) high cash levels during the first two weeks of October 1998, when regional markets rallied significantly.

    External factors also affected performance negatively. The continued liquidation of our Malaysian holdings in response to capital controls imposed in September created idle ringgit cash balances that were exchanged into U.S. dollars throughout the month of October. This process of divestment increased cash levels and deprived the Fund of two months of positive Malaysian performance prior to that country's exclusion from the MSCI Index.

    Stock selection, however, was, on a relative basis, a large positive contributor to performance, particularly in Hong Kong, Taiwan and India.

  Portfolio Composition

  For the first half of the period under review, the Fund maintained an overweight position in Hong Kong due to our positive views on the quality, valuation and management of corporations in this market relative to the region. Beginning in the third quarter of 1998, however, our view on Hong Kong turned negative due to pressure on the Hong Kong dollar -- result of increasing deflationary pressures on asset prices and attacks on the currency by hedge funds. This situation was temporarily defused by the government's decision to intervene in the stock market. While this form of government support in a traditionally free market was taken quite positively by investors, we believe that Hong Kong's determination to defend the peg of its currency to the U.S. dollar will make the adjustment process more painful by depressing asset prices and wages, and will likely retard the recovery of the Hong Kong economy.

  Portfolio Highlights

 . ITC Ltd.(India) -- The company controls two-thirds of the cigarette business in India and is the sole manufacturer/distributor of BAT products in India. It is one of the very few large, liquid consumer stocks in the country and has an impressive track record of delivering profits. In 1998, operating margins improved due to falling costs and improved sales mix. In the coming year, the company will benefit from the absence of an excise tax increase and the access to more international brands afforded by the merger between BAT and Rothmans.

 . Philippine Long Distance(PLD) -- PLD is the leading provider of fixed line telephony services in the Philippines. Although it is exposed to declining international accounting rates

                                                  GOLDMAN SACHS ASIA GROWTH FUND

  INVESTMENT
  PROCESS OVERVIEW

  The investment process
  for the Goldman Sachs
  Asia Growth Fund combines
  both qualitative and
  quantitative analysis,
  with an emphasis on
  portfolio manager input.

      Company Visits
      --------------
     Internal Research
    -------------------
    Return Expectations
            .

      Stock Selection
      ---------------
             .

  Portfolio Construction  ------
  ----------------------        |
    .  Stock & Industry         |
       Views Relative           |
       to Benchmark             |
             .                  |
                                |
Portfolio Review & Analysis ----
---------------------------
      .  Performance
         Measurement
         & Attribution
      .  BARRA
      .  Risk Analysis



and international direct dial collection rates, the company benefits from very favorable domestic tariff schemes, which allow it to increase its domestic rates in line with the depreciation of the peso. The strong performance of PLD's stock can be attributed to the depreciation of the peso in the last year and speculation that the company's weak ownership structure would invite a takeover. These rumors proved to be true and, in November 1998, the company was acquired by a Hong Kong-based conglomerate, First Pacific Holdings.

New Acquisitions

 . Medison Co. -- Medison is a medical systems company specializing in ultrasound equipment. With a lower research staff cost and shorter product development cycle time, Medison is one of the lowest cost ultrasound equipment producers in the world, with a 20% cost advantage, excluding any currency effect. At the same time, with the bargain purchase of Kretztechnik, the inventor of 4-D ultrasound technology, Medison was able to maintain its technological leadership in 3D/4D ultrasound. Over the next two years, the company aims to benefit from gaining market share in the U.S. and European low-end market and from leading the expansion into the high-end 3D/4D market.

 . Infosys Technology -- Infosys is the leading information technology (IT) service provider in India. The company pioneered an offshore software development model that even its U.S. counterparts are now trying to emulate. With a proven track record of successful execution of projects, Infosys has gathered an impressive list of clients that includes Nordstrom and VISA. Additionally, Infosys boasts the highest return on equity (34.1%) among international IT competitors. Going forward, Infosys will continue to enjoy the advantages of low costs and access to a highly qualified talent pool by expanding its operations in India. Simultaneously, it should be able to increase its revenues by establishing a stronger presence in the U.S. and by getting involved in software development at the IT strategy stage.

Portfolio Outlook

In Asia, we believe that bottom-up stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in an Asian economic recovery. To this end, we intend to continue to focus on finding companies whose earnings are likely to grow sharply as these economies recover.

We thank you for your continuing support in what has been a challenging period for the Asian markets and we look forward to reporting to you in the future.

Goldman Sachs Asia Equity Team

Singapore
February 26, 1999

GOLDMAN SACHS ASIA GROWTH FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman,Sachs & Co.is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                                       1
                          Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
January 31, 1999

 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5%) in Class A shares on July 8, 1994 (commencement of operations) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley all Country Asia Free ex Japan Index ("MSCI Index") is shown. This performance data represents past performance and should not be consid-ered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Institutional shares will vary from Class A due to differences in fees and loads.


 Asia Growth Fund's Lifetime Performance

 Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to January 31, 1999

                             [GRAPH APPEARS HERE]

                MSCI        Asia Growth Fund -
                Index          Class A

7/8/94          10000            9450
7/94            10700            9847
8/94            11539           10473
9/94            11298           10520
10/94           11456           10567
11/94           10431            9933
12/94           10126            9705
1/95             9075            8934
2/95             9822            9504
3/95             9790            9471
4/95             9636            9316
5/95            10705           10450
6/95            10522           10289
7/95            10702           10504
8/95            10191           10048
9/95            10297           10269
10/95           10108           10034
11/95            9865            9779
12/95           10340           10341
1/96            11131           11300
2/96            11236           11341
3/96            11299           11218
4/96            11687           11862
5/96            11537           11842
6/96            11343           11465
7/96            10484           10656
8/96            10782           10773
9/96            10953           10793
10/96           10734           10485
11/96           11229           10999
12/96           11178           11165
1/97            11395           11186
2/97            11482           11097
3/97            10954           10651
4/97            10630           10431
5/97            11087           11152
6/97            11471           11261
7/97            11543           11330
8/97             9480            9135
9/97             9424            9055
10/97            7314            6786
11/97            6802            6655
12/97            6534            6580
1/98             5957            5761
2/98             7210            6772
3/98             7088            6655
4/98             6454            6208
5/98             5450            5370
6/98             4820            4874
7/98             4685            4806
8/98             3998            4153
9/98             4386            4586
10/98            5331            5356
11/98            5753            5603
12/98            5864            5576
1/99             5763            5356

  Average Annual Total Return through January 31, 1999
                           Since Inception One Year
  Class A (commenced July
  8, 1994)
  Excluding sales charges      -11.68%       -7.04%
  Including sales charges      -12.77%      -12.18%
 ------------------------------------------------------
  Class B (commenced May
  1, 1996)
  Excluding contingent
  deferred charges             -25.42%       -7.58%
  Including contingent
  deferred charges             -26.24%      -12.20%
 ------------------------------------------------------
  Class C (commenced Au-
  gust 15, 1997)
  Excluding contingent
  deferred charges             -38.58%       -7.36%
  Including contingent
  deferred charges             -38.58%       -8.29%
 ------------------------------------------------------
  Institutional Class
  (commenced February 2,
  1996)                        -21.69%       -6.28%
 ------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Investments
January 31, 1999

  Shares    Description                                               Value
 Common Stocks - 85.6%
  Hong Kong - 27.6%
  929,500   Asia Satellite Telecom Holdings Ltd. (Utility)       $ 1,553,405
  3,600,000 Beijing Datang Power Gen-H (Utility)                     929,176
  249,000   Cheung Kong Holdings Ltd. (Real Estate)                1,727,203
  1,088,000 China Telecom Ltd.* (Telecommunications)               1,944,662
  148,000   CLP Holdings Ltd. (Utility)                              672,311
  312,000   Dah Sing Financial (Banking)                             585,846
  775,000   Dao Heng Bank Group (Banking)                          1,910,296
  1,612,000 Hengan International* (Health Care)                      582,490
  3,191,384 HKR International Ltd. (Real Estate)                   1,750,385
  388,000   Hutchison Whampoa (Diversified)                        2,753,975
  334,000   National Mutual Asia (Insurance)                         250,000
  1,771,000 Ng Fung Hong (Consumer Goods)                          1,337,026
  1,578,000 South China Morning Post (Printing & Publishing)         692,391
  297,000   Sun Hung Kai Properties Co. (Real Estate)              1,954,754
  3,167,000 Zhejiang Expressway (Construction)                       465,928
                                                                 -----------
                                                                  19,109,848
 ---------------------------------------------------------------------------
  India - 15.6%
  440       Colgate Palmolive (Consumer Goods)                         1,854
  54,800    Glaxo Welcomme India (Consumer Goods)                    803,170
  74,550    Hindustan Lever Ltd. (Tobacco)                         3,402,473
  12,300    Infosys Technology (Technology)                        1,360,555
  138,396   ITC Ltd. (Consumer Goods)                              2,608,972
  510       Larsen & Toubro (Heavy Industries)                         2,245
  182,600   Mahanagar Telephone (Telecommunications)                 749,051
  13,650    Niit Limited (Technology)                                680,091
  41,750    Novartis India (Consumer Goods)                          789,752
  1,926     Ranbaxy Lab (Consumer Goods)                              14,369
  41,200    Videsh Sanchar Nigam Ltd. GDR (Telecommunications)       432,600
                                                                 -----------
                                                                  10,845,132
 ---------------------------------------------------------------------------
  Indonesia - 2.3%
  60,400    Asia Pulp & Paper Co. Ltd. ADR (Cyclicals)               437,900
  655,000   Daya Guna Samudera (Food & Beverages)                    343,183
  208,600   Gudang Garam (Tobacco)                                   253,846
  446,000   Indofoods Sukses (Food & Beverages)                      243,730
  1,543,000 Pab K Tjiwi Kimia (Paper & Forest Products)              321,639
                                                                 -----------
                                                                   1,600,298
 ---------------------------------------------------------------------------

  Shares    Description                                                  Value
 Common Stocks - (continued)
  Philippines - 3.2%
  1,241,580 Ayala Land Inc. (Real Estate)                           $   378,924
  218,190   Manila Electric Co. (Utility)                               657,404
  28,200    Philippine Long Distance (Telecommunications)               659,221
  2,795,800 SM Prime (Real Estate)                                      530,113
                                                                    -----------
                                                                      2,225,662
 ------------------------------------------------------------------------------
  Singapore - 15.5%
  243,000   City Developments (Real Estate)                             990,957
  220,000   Datacraft Asia ADR (Electrical Services)                    433,400
  116,000   Natsteel Electronics Ltd. (Electronics)                     346,217
  230,000   Overseas Chinese Banking Corp-Alien Market (Financial
             Services)                                                1,576,832
  436,000   Parkway Holdings (Conglomerates)                            819,433
  156,000   Rothmans Industries (Consumer Goods)                        986,525
  193,000   Singapore Airlines Ltd. (Airlines)                        1,311,761
  154,664   Singapore Press Holdings Ltd. (Media &
             Communications)                                          1,755,052
  537,000   Singapore Tech Engineering (Engineering)                    482,319
  299,000   Singapore Telecommunications (Telecommunications)           418,812
  273,000   United Overseas Bank (Banking)                            1,629,610
                                                                    -----------
                                                                     10,750,918
 ------------------------------------------------------------------------------
  South Korea - 14.9%
  86,500    Housing & Communications Bank (Banking)                   1,240,447
  115,270   Kook Min Bank (Financial Services)                          859,375
  72,200    Korea Electric Power Corp. ADR (Utility)                  1,249,963
  31,800    Medison Co. (Health & Medical Services)                     326,119
  56,050    Pohang Iron & Steel Ltd. ADR (Steel)                      1,050,938
  14,100    Pusan City Gas (Oil & Gas)                                  349,200
  29,200    Samsung Display (Electronics)                             1,341,957
  21,100    Samsung Electronics (Electronics & Other Electrical
             Equipment)                                               1,614,374
  1,155     Samsung Electronics--Rights exp. 02/10/99
             (Electronics & Other Electrical Equipment)                  37,943
  900       Samsung Fire & Marine Insurance (Insurance)                 294,128
  721       SK Telecom Ltd. (Telecommunications)                        547,837
  139,898   SK Telecom Ltd. ADR* (Telecommunications)                 1,425,211
                                                                    -----------
                                                                     10,337,492
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

  Shares/
  Units   Description                                            Value
 Common Stocks - (continued)
  Taiwan - 3.5%
  109,000 Hon Hai Precision (Electronic Connectors)        $    583,537
  140,000 President Chain Stores (Retail)                       402,907
  19,000  Quanta Computer (Computer Services/Software)          343,958
  260,480 Siliconware Precis* (Technology)                      487,669
  241,550 Taiwan Semiconductor* (Technology)                    631,625
                                                           ------------
                                                              2,449,696
 ----------------------------------------------------------------------
  Thailand - 3.0%
  998,900 Bangkok Expressway (Construction)                     813,216
  74,200  PTT Exploration & Production (Energy Source)          559,772
  355,300 Thai Farmers Bank Public-Alien Market
           (Financial Services)                                 674,925
                                                           ------------
                                                              2,047,913
 ----------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (cost $63,573,572)                                       $ 59,366,959
 ----------------------------------------------------------------------

 Structured Notes - 9.5%

  3,000,000 units Taiwan Index Linked Note                 $  3,247,800
  441,224 units   Taiwan Index Linked Note                    3,362,127
 ----------------------------------------------------------------------
  TOTAL STRUCTURED NOTES
  (cost $6,670,455)                                        $  6,609,927

 ------------------------------------------------------------------------------

  Principal   Interest   Maturity
  Amount        Rate       Date             Value
 Short-Term Obligations - 2.6%
  State Street Bank & Trust Euro-
  Time Deposit
  $1,793,400    4.75%   02/01/99(a)  $  1,793,400
 -------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (cost $1,793,400)                  $  1,793,400
 -------------------------------------------------
  TOTAL INVESTMENTS
  (cost $72,037,427)(b)               $67,770,286
 -------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for
  investments in which value
  exceeds cost                       $  5,607,215
  Gross unrealized loss for
  investments in which cost
  exceeds value                       (11,129,361)
 -------------------------------------------------
  Net unrealized loss(b)             $ (5,522,146)
 -------------------------------------------------

 * Non-income producing security.
 (a) A portion of this security is being segregated as collateral for extended settlement securities.
 (b) The aggregate cost for federal income tax purposes is $73,292,432.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                        As a % of
                                 total net assets

 Common Stock Industry Classifications

  Airlines                                   1.9%
  Banking                                    7.7
  Computer Services/ Software                2.5
  Conglomerates                              1.2
  Construction                               1.8
  Consumer Goods                             7.2
  Diversified                                4.0
  Electrical Services                        0.6
  Electronic Connectors                      0.8
  Electronics                                2.4
  Electronics & Other Electrical Equipment   2.4
  Energy Source                              0.8
  Engineering                                0.7
  Financial Services                         4.5
  Food & Beverages                           0.8
  Health & Medical Services                  0.5
  Health Care                                0.8
  Heavy Industries                           0.0
  Insurance                                  0.8
  Media & Communications                     2.5
  Oil & Gas                                  0.5
  Paper & Forest Products                    1.1
  Pharmaceuticals                            2.3
  Printing & Publishing                      1.0
  Real Estate                               10.6
  Retail                                     0.6
  Steel                                      1.5
  Technology                                 2.6
  Telecommunications                         8.9
  Tobacco                                    5.3
  Utilities                                  7.3
 ------------------------------------------------
  TOTAL COMMON STOCK                        85.6%
 ------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $72,037,427)                                                  $  67,770,286
  Cash, at value                                                    1,439,338
  Receivables:
  Investment securities sold, at value                              2,283,677
  Dividends and interest, at value                                     76,496
  Fund shares sold                                                  1,877,467
  Reimbursement from investment adviser                                94,985
  Other assets, at value                                                2,675
 -----------------------------------------------------------------------------
  Total assets                                                     73,544,924
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased, at value                         2,625,137
  Capital gains tax                                                   477,876
  Fund shares repurchased                                             764,729
  Amounts owed to affiliates                                          105,411
  Accrued expenses and other liabilities                              242,849
 -----------------------------------------------------------------------------
  Total liabilities                                                 4,216,002
 -----------------------------------------------------------------------------

  Net Assets:
  Paid-in capital                                                 174,913,009
  Accumulated distributions in excess of net investment
  income                                                             (105,797)
  Accumulated net realized loss on investment, futures and
  foreign currency related transactions                          (100,729,336)
  Net unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               (4,748,954)
 -----------------------------------------------------------------------------
  NET ASSETS                                                    $  69,328,922
 -----------------------------------------------------------------------------

                                              Class A Class B       Class C
 --------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                        7,692,291 545,677       130,146
  Net asset value, offering and redemption
  price per share(a)                            $7.79   $7.68         $7.68
 --------------------------------------------------------------------------
                                                              Institutional
 --------------------------------------------------------------------------
  Total shares of beneficial interest
  outstanding, $.001 par value (unlimited
  shares authorized)                                                531,067
  Net asset value, offering and redemption
  price per share                                                     $7.91
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV X 1.0582) for Class A shares is $8.24. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends(a)                                                    $  1,686,262
  Interest                                                             376,865
 ------------------------------------------------------------------------------
  Total income                                                       2,063,127
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                      808,815
  Distribution and service fees(b)                                     420,914
  Transfer agent fees                                                  260,438
  Custodian fees                                                       205,741
  Professional fees                                                     85,624
  Registration fees                                                     61,867
  Amortization of deferred organization expenses                        45,380
  Trustee fees                                                           6,766
  Other                                                                114,111
 ------------------------------------------------------------------------------
  Total expenses                                                     2,009,656
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs        (438,791)
 ------------------------------------------------------------------------------
  Net expenses                                                       1,570,865
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                492,262
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                          (29,933,218)
  Futures transactions                                               2,083,948
  Foreign currency related transactions                                (34,615)
  Net change in unrealized gain (loss) on:
  Investments                                                       21,366,224
  Futures                                                               53,843
  Translation of assets and liabilities denominated in foreign
  currencies                                                          (134,566)
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment futures and
  foreign currency transactions                                     (6,598,384)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (6,106,122)
 ------------------------------------------------------------------------------

 (a)  Taxes withheld on dividends were $177,470.
 (b) Class A, Class B and Class C had distribution and service fees of $368,632, $43,192 and $9,090, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets

                                                                      For the
                                                                   Year Ended
                                                             January 31, 1999
  From operations:
  Net investment income                                         $     492,262
  Net realized loss on investment, futures and foreign
  currency related transactions                                   (27,883,885)
  Net change in unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               21,285,501
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from operations             (6,106,122)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                               138,273,446
  Cost of shares repurchased                                     (154,943,929)
 -----------------------------------------------------------------------------
  Net decrease in net assets resulting from share
  transactions                                                    (16,670,483)
 -----------------------------------------------------------------------------
  TOTAL DECREASE                                                  (22,776,605)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                                92,105,527
 -----------------------------------------------------------------------------
  End of year                                                   $  69,328,922
 -----------------------------------------------------------------------------
  Accumulated distributions in excess of net investment
  income                                                        $    (105,797)
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
Statement of Changes in Net Assets

                                                                 For the
                                                              Year Ended
                                                        January 31, 1998
  From operations:
  Net investment income                                    $     699,043
  Net realized loss on investment, futures and foreign
  currency related transactions                              (57,330,108)
  Net change in unrealized gain (loss) on investments,
  futures and translation of assets and liabilities
  denominated in foreign currencies                          (57,053,599)
 ------------------------------------------------------------------------
  Net decrease in net assets resulting from operations      (113,684,664)
 ------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                                (455,983)
  Institutional shares                                           (22,635)
  In excess of net investment income
  Class B shares                                                 (10,435)
  Class C shares                                                    (617)
 ------------------------------------------------------------------------
  Total distributions to shareholders                           (489,670)
 ------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                           94,368,053
  Reinvestment of dividends and distributions                    592,004
  Cost of shares repurchased                                (168,369,800)
 ------------------------------------------------------------------------
  Net decrease in net assets resulting from share
  transactions                                               (73,409,743)
 ------------------------------------------------------------------------
  TOTAL DECREASE                                            (187,584,077)
 ------------------------------------------------------------------------
  Net assets:
  Beginning of year                                          279,689,604
 ------------------------------------------------------------------------
  End of year                                              $  92,105,527
 ------------------------------------------------------------------------
  Accumulated undistributed net investment income          $     137,887
 ------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                                Income from
                                         investment operations(d)        Distributions to shareholders
                                      ------------------------------- -----------------------------------
                                                     Net realized
                                                    and unrealized                            From net
                            Net asset    Net        gain (loss) on               In excess  realized gain Net increase
                             value,   investment   investments and     From net    of net   on investment  (decrease)
                            beginning   income     foreign currency   investment investment  and futures  in net asset
                            of period   (loss)   related transactions   income     income   transactions     value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares      $ 8.38     $0.07           $(0.66)         $   --     $   --      $   --        $(0.59)
  1999 - Class B Shares        8.31       0.01           (0.64)             --         --          --         (0.63)
  1999 - Class C Shares        8.29         --           (0.61)             --         --          --         (0.61)
  1999 - Institutional
  Shares                       8.44       0.03           (0.56)             --         --          --         (0.53)
 ---------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares       16.31         --           (7.90)             --      (0.03)         --         (7.93)
  1998 - Class B Shares       16.24       0.01           (7.91)             --      (0.03)         --         (7.93)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       15.73       0.01           (7.42)             --      (0.03)         --         (7.44)
  1998 - Institutional
  Shares                      16.33       0.10           (7.96)          (0.03)        --          --         (7.89)
 ---------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       16.49       0.06           (0.11)          (0.12)        --       (0.01)        (0.18)
  1997 - Class B Shares
  (commenced May 1, 1996)     17.31      (0.05)          (0.48)          (0.51)     (0.03)         --         (1.07)
  1997 - Institutional
  Shares (commenced Febru-
  ary 2, 1996)                16.61       0.04           (0.11)          (0.11)     (0.06)      (0.04)        (0.28)
 ---------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       13.31       0.17            3.44           (0.12)     (0.14)      (0.17)         3.18
 FOR THE PERIOD ENDED JANUARY 31,
  1995 - Class A Shares
  (commenced July 8, 1994)    14.18       0.11           (0.89)           0.01         --       (0.10)        (0.87)
 ---------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                                  GOLDMAN SACHS ASIA GROWTH FUND

                                                                   Ratios assuming no voluntary waiver
                                                                     of fees or expense limitations
                                                                   -----------------------------------

                                                       Ratio of                                 Ratio of
                            Net assets   Ratio of   net investment    Ratio of               net investment
  Net asset                 at end of  net expenses income (loss)     expenses              income (loss) to           Portfolio
  value, end     Total        period    to average    to average     to average                  average               turnover
  of period    return(a)    (in 000s)   net assets    net assets     net assets                net  assets               rate
    $ 7.79       (7.04)%     $ 59,940      1.93%         0.63%                     2.48%                     0.08%      106.00%
      7.68       (7.58)         4,190      2.45          0.10                      2.97                     (0.42)      106.00
      7.68       (7.36)           999      2.45          0.10                      2.97                     (0.42)      106.00
      7.91       (6.28)         4,200      1.16          1.10                      1.68                      0.58       106.00
---------------------------------------------------------------------------------------------------------------------------------
      8.38      (48.49)        87,437      1.75          0.31                      1.99                      0.07       105.16
      8.31      (48.70)         3,359      2.30         (0.29)                     2.50                     (0.49)      105.16
      8.29      (47.17)(c)        436      2.35(b)      (0.26)(b)                  2.55(b)                  (0.46)(b)   105.16
      8.44      (48.19)           874      1.11          0.87                      1.31                      0.67       105.16
---------------------------------------------------------------------------------------------------------------------------------
     16.31       (1.01)       263,014      1.67          0.20                      1.87                        --        48.40
     16.24       (6.02)(c)      3,354      2.21(b)      (0.56)(b)                  2.37(b)                  (0.72)(b)    48.40
     16.33       (1.09)(c)     13,322      1.10(b)       0.54(b)                   1.26(b)                   0.38(b)     48.40
---------------------------------------------------------------------------------------------------------------------------------
     16.49       26.49        205,539      1.77          1.05                      2.02                      0.80        88.80
     13.31       (5.46)(c)    124,298      1.90(b)       1.83(b)                   2.38(b)                   1.35(b)     36.08(c)
---------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Asia Growth Fund (the "Fund"). At January 31, 1999, the Asia Growth Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service (Service shares have not commenced operations).

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Certain reclassifications have been made to prior period amounts to conform with the current period presentation. Such reclassifications have no effect on previ-ously reported net asset values of the Fund.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked price. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on the valuation date or, if no sale occurs at the mean between the most recent bid and asked pric-es. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. In ad-dition, it is the Fund's policy to accrue for estimated capital gains taxes on appreciated foreign securities held.
   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks in-clude revaluation of currencies, high rates of inflation, repatriation re-strictions on income and capital and future adverse political and economic developments. Moreover, securities issued in these markets may be less liq-uid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 C. Derivative Financial Instruments -- Structured Notes
 The Fund may utilize derivative financial instruments such as structured notes. Such instruments are used by the Fund as a means of investing in a particular market or of increasing the return on the Fund's investments or both. The value of the principal and/or interest on such securities is deter-mined by reference to changes in the value of the financial indicators in-cluding, but not limited to indices, currencies or interest rates. These financial instruments may subject the Fund to a greater degree of market risk and loss than other types of securities.

 D. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 E. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting gains or losses are recorded in the Fund's financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their con-tracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 F. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1999
 Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on in-vestment transactions, or from paid-in capital, depending on the type of book / tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $93,204,000 at October 31, 1998 (the Fund's tax year end) of capital loss carryforwards expiring 2002 through 2006 for fed-eral tax purposes. These amounts are available to be carried forward to off-set future capital gains to the extent permitted by applicable laws or regulations.

 H. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. Such costs are fully amortized at January 31, 1999.

 I. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending on the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective distribution and service plans. Each class of shares sepa-rately bears their respective class-specific transfer agency fees. Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

 J. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 K. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
   Upon entering into a futures contract, the Fund is required to deposit with a broker, an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, de-pending on the fluctuations in the value of the contracts, and are recorded as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations. The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities.
 This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), serves as the investment adviser. Under the Agree-ment, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services ren-dered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund. For the year ended January 31, 1999, the Manager has agreed to waive $72,000 of its man-agement fee. The Manager may discontinue or modify this waiver in the future at its discretion.
   The adviser had voluntarily agreed to limit certain "Other Expenses" (ex-cluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, indemnification costs and other ex-traordinary expenses) through August 31, 1998 to the extent such expenses ex-ceeded .24% of the average daily net assets of the Fund. Effective September 1, 1998, this expense limitation was modified to .16% (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary ex-penses). Goldman Sachs has reimbursed approximately $348,000 for the year ended January 31, 1999.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $134,000 for the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended January 31, 1999, the Distributor voluntarily agreed to waive approximately $19,000 of 12b-1 fees attributable to the Class A shares.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing per-sonal and account maintenance services.

GOLDMAN SACHS ASIA GROWTH FUND
Notes to Financial Statements (continued)
January 31, 1999
 The Fund pays a fee under the Dealer Service Plans equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribu-tion and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00%, and 1.00% of each of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $61,000, $31,000 and $13,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1999, were $75,303,696 and $80,606,898, respectively.
   For the year ended January 31, 1999, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 6. OTHER MATTERS

 As of January 31, 1999, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of 8% of the outstanding shares of the Fund.

                                                  GOLDMAN SACHS ASIA GROWTH FUND
 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended:

                              January 31, 1999            January 31, 1998
                            -------------------------- ------------------------------
                               Shares        Dollars       Shares        Dollars
                            ---------------------------------------------------------
 Class A Shares
 Shares sold               15,227,587  $ 114,095,624    7,223,511  $  87,540,626
 Reinvestments of divi-
 dends and distribu-
 tions                             --             --       43,677        582,740
 Shares repurchased       (17,965,578)  (136,028,026) (12,959,028)  (156,582,479)
                            -------------------------- ------------------------------
                           (2,737,991)   (21,932,402)  (5,691,840)   (68,459,113)
                            -------------------------- ------------------------------
 Class B Shares
 Shares sold                  345,699      2,823,123      303,767      4,001,854
 Reinvestments of divi-
 dends and distribu-
 tions                             --             --          718          9,264
 Shares repurchased          (204,359)    (1,519,808)    (106,535)    (1,359,625)
                            -------------------------- ------------------------------
                              141,340      1,303,315      197,950      2,651,493
                            -------------------------- ------------------------------
 Class C Shares
 Shares sold                2,148,809     16,213,829       70,257        777,621
 Shares repurchased        (2,071,174)   (15,859,777)     (17,746)      (163,381)
                            -------------------------- ------------------------------
                               77,635        354,052       52,511        614,240
                            -------------------------- ------------------------------
 Institutional Shares
 Shares sold                  636,785      5,140,870      163,318      2,047,952
 Shares repurchased          (209,306)    (1,536,318)    (875,229)   (10,264,315)
                            -------------------------- ------------------------------
                              427,479      3,604,552     (711,911)    (8,216,363)
                            -------------------------- ------------------------------
 NET DECREASE              (2,091,537) $ (16,670,483)  (6,153,290) $ (73,409,743)
                            -------------------------- ------------------------------

 8. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $784,275 from accumulated distributions in excess of net investment income to accumu-lated net realized loss on investment, futures and foreign currency related transactions and $48,329 from paid-in capital to accumulated distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capi-tal accounts on a tax basis.

GOLDMAN SACHS ASIA GROWTH FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust -- Asia Growth Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Asia Growth Fund, one of the portfolios constituting Goldman Sachs Trust -- Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of January 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Asia Growth Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Asia Growth Fund


An Investment Idea for the Long Term

History has shown that a long-term plan that includes stocks of emerging market countries is more likely to provide greater returns and reduce overall portfolio volatility over time than a portfolio that invests only in U.S.-based stocks.

Goldman Sachs Asia Growth Fund provides investors access to the benefits associated with emerging market investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies related to Asia, excluding Japan.


Target Your Needs

The Goldman Sachs Asia Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)


--------------------------------------------------------------------------------
Goldman Sachs Funds

Goldman Sachs Funds offers more
than 30 investment options for
global diversification across
borders, investment styles,
asset classes and security
capitalizations.


                          ASSET ALLOCATION SPECIALTY

--------------------------------------------------------------------------------
        Lower Risk/Return                            Higher Risk/Return
    -----------------------------------------------------------------------

     MONEY             FIXED             DOMESTIC          INTERNATIONAL
     MARKET            INCOME            EQUITY            EQUITY
                                                           . Goldman Sachs
                                                             Asia Growth
                                                             Fund



For More Information

To learn more about the Goldman Sachs Asia Growth Fund and other
Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK NEW YORK 10004

TRUSTEES                            OFFICERS
Ashok N. Bakhru, Chairman           Douglas C. Grip, President
David B. Ford                       Jesse H. Cole, Vice President
Douglas C. Grip                     James A. Fitzpatrick, Vice President
John P. McNulty                     Anne E. Marcel, Vice President
Mary P. McPherson                   Nancy L. Mucker, Vice President
Alan A. Shuch                       John M. Perlowski, Treasurer
Jackson W. Smart, Jr.               Phillip V. Giuca, Jr., Assistant Treasurer
William H. Springer                 Michael J. Richman, Secretary
Richard P. Strubel                  Howard B. Surloff, Assistant Secretary
                                    Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Asia Growth Fund's, Emerging Markets Equity Funds's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's, Japanese Equity Fund's, International Small Cap Equity Fund's, European Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Copyright 1999 Goldman, Sachs & Co. All rights reserved.
Date of first use: March 31, 1999                                 AGAR/18K/3-99